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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the incorporation by reference in Registration Statements No. 333-52631 and No. 333-62333 of E*TRADE Group, Inc. on Form S-8 of our report dated November 23, 1998, appearing in this Annual Report on Form 10-K of E*TRADE Group, Inc. for the year ended September 30, 1998.

      /s/ Deloitte & Touche LLP
_____________________________________
        DELOITTE & TOUCHE LLP

San Jose, California
December 28, 1998